Van Kampen
Tax Free
Money Fund
ANNUAL REPORT
JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2
           Q&A WITH YOUR PORTFOLIO MANAGER       4
                         GLOSSARY OF TERMS       7

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS       8
                      FINANCIAL STATEMENTS      11
             NOTES TO FINANCIAL STATEMENTS      15
            REPORT OF INDEPENDENT AUDITORS      18

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      19
 BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      20

Long-term
investment
strategies can
help you
cope with
uncertain markets.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund manager, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds

  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT
AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION
CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                                                            [MICHAEL BIRD PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN TAX FREE MONEY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE TWELVE MONTHS ENDED
JUNE 30, 2001. MICHAEL BIRD, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE AUGUST 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1993. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM WITHIN THAT ENVIRONMENT?

A   Over the last twelve months, the
fund has encountered a period of slowing economic activity and declining interest rates. One of the primary goals of the Federal Reserve Board (the "Fed") has been to keep economic growth at a moderate pace by adjusting key short-term lending rates, but during this period the Fed's focus shifted from keeping inflation in check (by raising short-term interest rates) to keeping the economy from slowing too rapidly (by lowering short-term interest rates).

    The rate environment stabilized somewhat over the summer as economic growth slowed and inflation risk eased. By December of 2000, however, the economy had lost steam and investors worried that a recession was on the horizon. Consequently, since January 2001, the Fed has aggressively cut short-term interest rates, lowering the target federal funds rate on six separate occasions by a cumulative total of 275 basis points (two and three-quarter percentage points).

    These rate cuts were aimed at helping offset the effects of a slowing economy, making it easier for corporations to finance their business operations in a period of lower corporate profits. On the down side for investors, the cuts translated into lower income potential for bond and money market securities.

    The supply-and-demand dynamics at work in the marketplace also had an impact on the fund's ability to deploy assets. Many municipalities have achieved budget surpluses, reducing their need to raise funds to finance their operations by issuing new short-term debt securities. As a result, the supply of fixed-rate, short-term notes declined and eventually reached historically low levels during the period, but did show signs of leveling off late in the period. Much of the short-term bond issuance reaching the market has consisted of smaller individual issues.

    Amid the lower interest rate environment and tight supply, the fund achieved a total return at net asset value of 3.25 percent for the 12-month period ended June 30, 2001. The fund's seven-day current yield for the same period was 2.41 percent. Because income from the fund is exempt from federal income tax, its seven-day current yield was the equivalent of a taxable yield of
3.96 percent for shareholders in the 39.1 percent federal income-tax bracket. The yield reflects the current earnings of the fund more closely than the total return calculation. Total return assumes reinvestment of all distributions for the twelve-month period ended June 30, 2001. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor. Past performance is no guarantee of future results.

Q   HOW DID YOU REACT
    TO THESE CONDITIONS IN MANAGING THE FUND?

A   During the first half of the
reporting period, we extended the portfolio's average maturity, wanting to lock in higher yields before short-term interest rates declined with the anticipated interest-rate cuts by the Fed. By October 2000, the portfolio's average maturity had hit a high of approximately 55 days, higher than its usual maturity of approximately 25 to 35 days. This was an effective strategy in light of the subsequent cycle of easing by the Fed, as it improved the fund's performance in a declining rate environment.

    Since then, we have taken a less aggressive stance, gradually reining in the fund's average maturity over the first two quarters of 2001. At the end of the period, the average maturity was down to 24 days, giving us the flexibility to manage the portfolio in what we expect to be a more stable interest rate environment going forward.

    Consistent with our investment philosophy, we maintained a high level of credit quality within the portfolio, limiting the fund's holdings to money market securities of the highest rated municipal issuers (such as those rated SP-1/MIG1 or higher by a nationally recognized rating agency). In general, these high-quality securities provided better liquidity at competitive yields compared to lesser-quality securities with lower ratings.

    As a smaller fund, we were often able to "fly under the radar" of the market's larger players to take advantage of smaller, higher-yielding investment opportunities. This is especially important in a market where the low supply in fixed-rate, short-term municipal notes remained limited. By being highly selective, the fund was able to participate in a range of smaller issues that we judged to represent solid relative values. Because these issues are often ignored by the larger institutional investors in the market, they tend to offer higher yields in an effort to attract more buyers.

    One example that illustrates this strategy is our purchase of a small block of short-term securities issued by New Castle City, Delaware. This issue offered a tax-exempt yield of 3.65 percent at the time of purchase, and was backed by an issuer with a top-tier credit quality rating (AAA) from Standard & Poor's.

    At the end of the reporting period, most of the fund's assets (76 percent) were invested in variable-rate demand obligations, with the remainder invested in fixed-rate municipal notes and short-term municipal bonds.

Q   WHAT IS YOUR OUTLOOK
    FOR THE MARKET OVER THE COMING MONTHS?

A   We believe it's likely that the
Federal Reserve Board will stand pat on short-term interest rates in the near term. We anticipate another cut of perhaps 25 or 50 basis points in the fed funds rate, but no more. Generally, there is a lag of around six months before an interest rate cut makes an impact on the economy, so it appears that the Fed may be willing to sit tight and see how their earlier cuts play out in the marketplace. (The first rate cut came in January 2001, while the last came in June).

    If the economy improves over the last half of 2001 and into 2002, we would expect to see improved supply and greater liquidity in the short-term market. We do not anticipate a sharp rebound in the supply of fixed-rate notes. Also, suitable variable-rate obligations should be in sufficient supply.

    We will continue to count on our thorough credit analysis to discover attractive investment opportunities. The fund is positioned somewhat defensively, with a neutral bias relative to the portfolio's average maturity. Our goal will be to identify opportunities to lock in higher yields in anticipation of further cuts in short-term interest rates. As always, the fund will be managed with our shareholders' interests in mind, as we seek to fulfill the fund's primary investment objectives, principal stability and current income.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

VARIABLE-RATE DEMAND OBLIGATIONS: Debt obligations that are payable on demand and on which the rate of interest periodically changes in accordance with industry benchmarks.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                  DISCOUNT
PAR                                                               YIELD ON
AMOUNT                                                 MATURITY   DATE OF     AMORTIZED
(000)     DESCRIPTION                                    DATE     PURCHASE      COST
          MUNICIPAL BONDS  81.6%
          7 DAY FLOATERS  31.4%
$1,500    Floyd Cnty, GA Dev Auth Rev Berry College
          Inc Proj (LOC: SunTrust Bank)..............  07/04/01    2.700%    $ 1,500,000
 1,000    Franklin Cnty, TN Hlth & Edl Facs Univ of
          the South (LOC: SunTrust Bank).............  07/04/01    2.700       1,000,000
 1,000    Gibson Cnty, IN Pollutn Ctl Rev Toyota Mtr
          Mfg Proj Ser A.............................  07/04/01    2.800       1,000,000
 1,210    Illinois Dev Fin Auth Rev Amer Osteopathic
          Assoc (LOC: Harris Trust & Savings Bank)...  07/05/01    2.800       1,210,000
 1,000    Illinois Dev Fin Auth Rev Roosevelt Univ
          Ser 1995 (LOC: American Natl Bank & Trust
          of Chicago)................................  07/04/01    2.800       1,000,000
 1,000    Louisiana Loc Govt Envir Facs Cmnty Dev
          Auth Rev Shreveport Indpt (MBIA Insd)......  07/05/01    2.800       1,000,000
 1,600    North Miami, FL Edl Facs Rev Miami Cnty Day
          Sch Proj (LOC: Bank of America)............  07/05/01    2.700       1,600,000
 1,045    Quad Cities Regl Econ Dev Auth IL Indl Dev
          Rev Var Seaberg Inds Inc Proj (LOC: Wells
          Fargo Bank)................................  07/05/01    2.900       1,045,000
 1,500    Seattle, WA Wtr Sys Rev (LOC: Bayeriche
          Landesbank Girozent).......................  07/04/01    2.650       1,500,000
 1,500    Washington St Hsg Fin Comm Multi-Family Mtg
          Rev Rfdg (LOC: Harris Trust & Savings
          Bank)......................................  07/03/01    3.100       1,500,000
 1,500    Wisconsin St Hlth Fac Auth Rev Franciscan
          Hlthcare Ser A-1 (LOC: Toronto Dominion
          Bank)......................................  07/04/01    2.650       1,500,000
 1,200    Wisconsin St Hlth Fac Auth Rev Franciscan
          Hlthcare Ser A-2 (LOC: Toronto Dominion
          Bank)......................................  07/04/01    2.650       1,200,000
                                                                             -----------
          TOTAL 7 DAY FLOATERS............................................    15,055,000
                                                                             -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001

                                                                  DISCOUNT
PAR                                                               YIELD ON
AMOUNT                                                 MATURITY   DATE OF     AMORTIZED
(000)     DESCRIPTION                                    DATE     PURCHASE      COST
          BONDS/NOTES  19.1%
$  500    Allegheny Cnty, PA Hosp Dev Auth Hlth Ctr
          Rfdg (MBIA Insd)...........................  11/01/01    4.100%    $   500,863
 1,050    Central Dauphin, PA Sch Dist (FSA Insd)....  12/01/01    5.450       1,058,792
 1,700    Fort Worth, TX Wtr & Swr Rev Impt & Rfdg...  02/15/02    5.000       1,724,073
   300    Indiana Univ Rev Student Fee Ser K.........  08/01/01    5.000         300,296
   890    New Castle Cnty, DE........................  10/01/01    4.000         890,762
   480    North Carolina Hsg Fin Agy Home Ownership
          Ser A-1....................................  07/01/01    4.300         480,000
   410    Ohio St Nat Res Cap Facs Ser E.............  04/01/02    5.250         415,611
   270    Sabine River Auth TX Wtr Supply Lake Fork
          Proj Rfdg..................................  12/01/01    4.400         270,281
 1,000    South Carolina St Ports Auth Ports Rev
          (AMBAC Insd)...............................  07/01/01    6.200       1,000,000
 1,400    Texas St Tax & Rev Antic...................  08/31/01    5.250       1,402,197
   825    Washington St Mtr Vehicle Fuel Ser R-93C
          Rfdg.......................................  09/01/01    4.875         827,208
   300    Washington St Ser R-93B Rfdg...............  10/01/01    4.875         301,151
                                                                             -----------
          TOTAL BONDS/NOTES...............................................     9,171,234
                                                                             -----------

          DATES  31.1%
 2,500    Brazos River Auth TX Utils Elec Co Proj Ser
          1996 B Rfdg (AMBAC Insd)...................  07/02/01    3.400       2,500,000
 3,200    Farmington, NM Pollutn Ctl Rev AZ Pub Ser
          Co Ser B Rfdg (LOC: Barclays Bank).........  07/02/01    3.300       3,200,000
 3,530    Iowa Fin Auth Rev Burlington Med Ctr (FSA
          Insd)......................................  07/02/01    3.550       3,530,000
   200    New York City Ser B (FGIC Insd)............  07/02/01    3.000         200,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001

                                                                  DISCOUNT
PAR                                                               YIELD ON
AMOUNT                                                 MATURITY   DATE OF     AMORTIZED
(000)     DESCRIPTION                                    DATE     PURCHASE      COST
          DATES (CONTINUED)
$  950    New York City Ser B (FGIC Insd)............  07/02/01    3.000%    $   950,000
 4,500    New York City Subser A-4 (LOC: Chase
          Manhattan Bank)............................  07/02/01    3.150       4,500,000
                                                                             -----------
          TOTAL DATES  31.1%..............................................    14,880,000
                                                                             -----------
TOTAL INVESTMENTS  81.6% (a)..............................................    39,106,234
OTHER ASSETS IN EXCESS OF LIABILITIES  18.4%..............................     8,843,235
                                                                             -----------

NET ASSETS  100.0%........................................................   $47,949,469
                                                                             ===========

(a) At June 30, 2001, cost is identical for both book and federal income tax purposes.

AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001

ASSETS:
Total Investments, at amortized cost which approximates
  market....................................................  $39,106,234
Cash........................................................      181,418
Receivables:
  Fund Shares Sold..........................................    8,528,413
  Interest..................................................      294,637
Other.......................................................      111,621
                                                              -----------
    Total Assets............................................   48,222,323
                                                              -----------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       56,170
  Income Distributions......................................       22,619
  Distributor and Affiliates................................       22,433
Trustees' Deferred Compensation and Retirement Plans........      144,256
Accrued Expenses............................................       27,376
                                                              -----------
    Total Liabilities.......................................      272,854
                                                              -----------
NET ASSETS..................................................  $47,949,469
                                                              ===========
NET ASSETS CONSIST OF:
  Capital (Par value of $.01 per share with an unlimited
    number of shares authorized)............................  $47,949,469
                                                              ===========
NET ASSETS (Equivalent to $1.00 per share for 47,967,380
  shares outstanding).......................................  $47,949,469
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Year Ended June 30, 2001

INVESTMENT INCOME:
Interest....................................................  $1,256,665
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     157,810
Distribution (12b-1) and Service Fees.......................      79,061
Shareholder Services........................................      59,985
Shareholder Reports.........................................      34,301
Registration and Filing Fees................................      17,173
Audit.......................................................      16,698
Accounting..................................................      14,302
Legal.......................................................      12,648
Custody.....................................................      10,227
Trustees' Fees and Related Expenses.........................      11,751
Other.......................................................       2,035
                                                              ----------
    Total Expenses..........................................     415,991
    Investment Advisory Fee Reduction.......................     157,810
    Less Credits Earned on Cash Balances....................       5,541
                                                              ----------
    Net Expenses............................................     252,640
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,004,025
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,004,025
                                                              ==========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended June 30, 2001 and 2000

                                                        YEAR ENDED       YEAR ENDED
                                                       JUNE 30, 2001    JUNE 30, 2000
                                                       ------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................  $   1,004,025    $   1,001,721
Distributions from Net Investment Income.............     (1,004,025)      (1,001,690)
                                                       -------------    -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..            -0-               31
                                                       -------------    -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................    123,808,898      116,122,679
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................      1,004,025        1,001,690
Cost of Shares Repurchased...........................   (113,124,219)    (114,396,469)
                                                       -------------    -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...     11,688,704        2,727,900
                                                       -------------    -------------
TOTAL INCREASE IN NET ASSETS.........................     11,688,704        2,727,931
NET ASSETS:
Beginning of the Period..............................     36,260,765       33,532,834
                                                       -------------    -------------
End of the Period....................................  $  47,949,469    $  36,260,765
                                                       =============    =============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        YEAR ENDED JUNE 30,
                                             -----------------------------------------
                                             2001     2000     1999     1998     1997
                                             -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...  $1.00    $1.00    $1.00    $1.00    $1.00
                                             -----    -----    -----    -----    -----
  Net Investment Income....................    .03      .03      .03      .03      .03
  Less Distributions from and in Excess of
    Net Investment Income..................    .03      .03      .03      .03      .03
                                             -----    -----    -----    -----    -----
NET ASSET VALUE, END OF THE PERIOD.........  $1.00    $1.00    $1.00    $1.00    $1.00
                                             =====    =====    =====    =====    =====

Total Return* (a)..........................  3.25%    2.88%    2.55%    2.93%    2.82%
Net Assets at End of the Period (In
  millions)................................  $47.9    $36.3    $33.5    $32.0    $33.1
Ratio of Expenses to Average Net Assets*
  (b)......................................   .82%     .88%     .84%     .83%     .85%
Ratio of Net Investment Income to Average
  Net Assets*..............................  3.18%    2.84%    2.53%    2.89%    2.78%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (b)......................................  1.32%    1.38%    1.34%    1.40%    1.45%
Ratio of Net Investment Income to Average
  Net Assets...............................  2.68%    2.34%    2.03%    2.32%    2.17%

(a) Assumes reinvestment of all distributions for the period and includes combined Rule 12b-1 fees and service fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .02% for the year ended June 30, 2001.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Free Money Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide investors with a high level of current income exempt from federal income taxes consistent with the preservation of capital and liquidity through investments in a diversified portfolio of municipal securities that will mature within twelve months of the date of purchase. The Fund commenced investment operations on November 5, 1986.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market. Under this valuation method, a portfolio instrument is valued at cost and any discount is accreted and any premium is amortized on a straight-line basis to the maturity of the instrument.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

C. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

D. DISTRIBUTION OF INCOME AND GAINS The Fund declares dividends from net investment income daily and automatically reinvests such dividends daily. Net realized gains, if any, are distributed annually. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

    Due to inherent differences in the recognition of realized gains/losses under accounting principles generally accepted in the United States and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified. For the year ended June 30,

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001

2001, a permanent book and tax difference relating to the expiration of a capital loss carryforward in the amount of $13,759 has been reclassified from accumulated net realized loss to capital.

E. EXPENSE REDUCTIONS During the year ended June 30, 2001, the Fund's custody fee was reduced by $5,541 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .500%
Next $500 million...........................................       .475%
Next $500 million...........................................       .425%
Over $1.5 billion...........................................       .375%

    For the year ended June 30, 2001, the Adviser voluntarily waived $157,810 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended June 30, 2001, the Fund recognized expenses of approximately $600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended June 30, 2001, the Fund recognized expenses of approximately $23,700 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of accounting and legal expenses, respectively, on the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2001, the Fund recognized expenses of approximately $46,000. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $105,615 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At June 30, 2001 and June 30, 2000, capital aggregated $47,949,469 and $36,274,524, respectively. Transactions in shares were as follows:

                                                          YEAR ENDED       YEAR ENDED
                                                         JUNE 30, 2001    JUNE 30, 2000
Beginning Shares.......................................    36,278,684       33,550,784
                                                         ------------     ------------
Shares Sold............................................   123,808,898      116,122,679
Shares Issued Through Dividend Reinvestment............     1,004,017        1,001,690
Shares Repurchased.....................................  (113,124,219)    (114,396,469)
                                                         ------------     ------------
Net Change in Shares Outstanding.......................    11,688,696        2,727,900
                                                         ------------     ------------
Ending Shares..........................................    47,967,380       36,278,684
                                                         ============     ============

4. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts. Annual fees under the Plans of up to .25% of the Fund's average net assets are accrued daily. Included in these fees for the year ended June 30, 2001, are payments retained by Van Kampen of approximately $24,200 and payments made to Morgan Stanley, an affiliate of the Adviser, of approximately $400.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Tax Free Money Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Tax Free Money Fund (the "Fund"), as of June 30, 2001, and the related statements of operations for the year then ended, and the changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of the Fund for each of the three years in the period ended June 30, 1999 were audited by other auditors whose report dated August 5, 1999 expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at June 30, 2001, the results of its operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Chicago, Illinois
August 9, 2001

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN TAX FREE MONEY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110
LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2001. The Fund designated 100% of the income distributions as a tax-exempt income distribution. In January 2002, the Fund will provide tax information to shareholders for the 2001 calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
88                                                               3575H01-AP-8/01
TFMM ANR 8/01